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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT 0F 1934

                         DATE OF REPORT: APRIL 20, 2007

                               LOTUS BANCORP, INC
             (Exact name of registrant as specified in its charter)

            MICHIGAN                                              20-2377468
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                                   333-135107
                            (Commission File Number)

                    45650 GRAND RIVER AVENUE, NOVI, MI 48374
          (Address of principal executive offices, including zip code)

                                 (248) 735-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On March 20, 2007, the boards of directors of Lotus Bancorp, Inc. ("Company") and Lotus Bank ("Bank") approved the resignation of director Jay Pandya following his decision to relocate out-of-state. Mr. Pandya had been a director of the Company since January 6, 2006, a director of the Bank since its inception on February 27, 2007, and was also a member of the Bank's Loan Committee and the Company's Audit Committee.

     As Mr. Pandya's replacement, the Company elected Vinaya Gavini, a current member of the Company's board, as a member of the Bank's board and of the Bank's Loan Committee.

     The Company is seeking a director to fill the vacancy on the Company's board created by Mr. Pandya. Mr. Pandya's successor shall be elected in the manner which complies with the Company's articles of incorporation, bylaws and regulatory requirements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOTUS BANCORP, INC.


Date: April 20, 2007                    By: /s/ Satish B. Jasti
                                            ------------------------------------
                                            Satish B. Jasti, President & CEO


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